      As Filed With the Securities and Exchange Commission on June 3, 1997

                                                      Registration No. 333-00091
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------


                                ELDORADO BANCORP
             (Exact name of registrant as specified in its charter)

         California                                     95-3642383
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

                17752 East 17th Street, Tustin, California, 92680
                                 (714) 798-1100

   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                                  ------------


               J.B. Crowell, President and Chief Executive Officer
                                Eldorado Bancorp
                             17752 East 17th Street
                            Tustin, California 92680
                                 (714) 798-1100
            (Name, address, including zip code, and telephone number,
                   including area code of agent for service)

                                    Copy to:
                              Ben A. Frydman, Esq.
          Stradling, Yocca, Carlson & Rauth, a Professional Corporation
      660 Newport Center Drive, Suite 1600, Newport Beach, California 92660

   Approximate date of commencement of proposed sale to public: Not Applicable

                          DEREGISTRATION OF SECURITIES

         Pursuant to Item 512(a)(3) of Regulation S-K, the Registrant is filing this Post-Effective Amendment No. 1 to Registration Statement to remove from registration all securities registered pursuant to the Registration Statement that remain unsold as of the date of filing this Post-Effective Amendment No. 1 to Registration Statement.

         Accordingly:

         (1) the offering is hereby terminated; and

         (2) the Registrant hereby removes from registration 45,552 shares of Common Stock, representing all securities which remain unsold as of the date of filing this Post-Effective Amendment No. 1 to the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 3rd day of June, 1997.

                                      ELDORADO BANCORP


                                      By:  /s/ J.B. CROWELL
                                         ---------------------------------------
                                           J.B. Crowell
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                     Title                                Date
                 ---------                                     -----                                ----



                    *                        President, Chief Executive Officer and             June 3, 1997
----------------------------------------     Director (Principal Executive Officer)
J.B. Crowell



                    *                        Executive Vice President and Director              June 3, 1997
----------------------------------------
Raymond E. Dellerba



                    *                        Executive Vice President and Chief                 June 3, 1997
----------------------------------------     Financial Officer (Principal Financial
David R. Brown                               and Accounting Officer)



                    *                        Director                                           June 3, 1997
----------------------------------------
Michael B. Burns



                    *                        Director                                           June 3, 1997
----------------------------------------
Julia M. Di Giovanni



                    *                        Director                                           June 3, 1997
----------------------------------------
Lynne Person Doti




                    *                        Director                                           June 3, 1997
----------------------------------------
Rolf J. Engen



                    *                        Director                                           June 3, 1997
----------------------------------------
Warren Finley



                    *                        Director                                           June 3, 1997
----------------------------------------
Warren D. Fix



                    *                        Director                                           June 3, 1997
----------------------------------------
Richard Korsgaard



                    *                        Vice Chairman and Director                         June 3, 1997
----------------------------------------
Donald Sodaro



                             *               Chairman and  Director                             June 3, 1997
----------------------------------------
George H. Wells



*By:   /s/  ELAINE CROUCH
    ------------------------------------
       Elaine Crouch
       Attorney-in-Fact